CSFB 05-5

Group 11

Pay rules

1.

Pay according to the aggregate PAC schedule A sequentially as follows:

a.

Pay pro-rata to the 11P1-11P9 until retired

b.

Pay pro-rata to the 11S1-11S5 until retired

c.

Pay the 11S6 until retired

2.

Pay the 11C1 until retired

3.

Pay disregarding the aggregate PAC schedule A sequentially as follows:

a.

Pay pro-rata to the 11P1-11P9 until retired

b.

Pay pro-rata to the 11S1-11S5 until retired

c.

Pay the 11S6 until retired

Notes

Pxing Speed = 300PSA

Notional Classes:

11I1 = notional with (11P1-11P9)

Settlement = 5/31/05